Exhibit 32.1

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Loto Inc. on the amended Form 10-Q for the quarter ended November 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fulvio Ciano, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

    (1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 20, 2012

By:	/s/ Fulvio Ciano
	Name:	Fulvio Ciano
	Title:	Principal Executive Officer, Principal Financial Officer and Chief Accounting Officer